UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

Humanigen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35798	77-0557236
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

533 Airport Boulevard, Suite 400

Burlingame, CA 94010

(Address of principal executive offices, including zip code)

(650) 243-3100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Humanigen, Inc. (the “Company”) was held on June 17, 2021. Proxies for the Annual Meeting were solicited by the Board of Directors of the Company (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition. There were 58,656,689 shares of common stock entitled to vote at the Annual Meeting. A total of 39,983,163 shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal No. 1

Cameron Durrant, M.D, MBA, Ronald Barliant, JD, Ranier Boehm, M.D., MBA, Cheryl Buxton, M.A., and Dale Chappell, M.D., MBA, were elected by a plurality of the votes entitled to vote on the election of directors, to hold office until the 2022 Annual Meeting of Stockholders by the following vote (in each case until their successors are elected and qualified, or until their earlier death, resignation or removal):

Nominee	For	Withheld	Broker Non-Votes
Cameron Durrant, M.D, MBA	26,255,469	2,923,125	10,804,569
Ronald Barliant, JD	26,058,454	3,120,140	10,804,569
Ranier Boehm, M.D., MBA	26,247,254	2,931,340	10,804,569
Cheryl Buxton, M.A.	25,056,609	4,121,985	10,804,569
Dale Chappell, M.D., MBA	28,228,502	950,092	10,804,569

Proposal No. 2

The selection by the Audit Committee of the Board of HORNE LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was ratified by the following vote:

For	Against	Abstain
39,635,344	181,870	165,949

Proposal No. 3

The compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative discussion was approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
25,343,762	3,647,272	187,560	10,804,569

Proposal No. 4

The preferred frequency of the advisory vote on the compensation of the Company’s named executed officers returned in favor of every year by the following vote:

For One Year	For Two Years	For Three Years	Abstain	Broker Non-Votes
28,828,888	296,354	39,240	14,112	10,804,569

In light of this vote and the Board’s prior recommendation, the Board has determined that the Company will hold an annual non-binding advisory vote on executive compensation. Accordingly, the Company will request an advisory vote on executive compensation every year in its future proxy materials until the next stockholder vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Humanigen, Inc.

By:	/s/ Cameron Durrant
Name: Cameron Durrant Title: Chairman of the Board and Chief Executive Officer

Dated: June 21, 2021